UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 26, 2010

GLOBAL PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 9161

800 South Street

Waltham, Massachusetts 02454-9161

(Address of Principal Executive Offices)

(781) 894-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                           Entry into a Material Definitive Agreement

The description of the consent to the Credit Agreement described below under Item 2.03 is incorporated in this Item 1.01 by reference.

Item 2.03.                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Pursuant to Section 7.19 of Global Partners LP’s Credit Agreement dated October 4, 2005 (as amended, the “Credit Agreement”), the Borrowers (as such term is defined in the Credit Agreement) shall not make or become legally obligated to make any Capital Expenditures (as such term is defined in the Credit Agreement) in any fiscal year that exceed, in the aggregate, $10.0 million for such fiscal year.  The Borrowers have requested to make or become legally obligated to make Capital Expenditures in the fiscal year ending December 31, 2010 in an aggregate amount which does not exceed $20.0 million for such fiscal year (the “Capital Expenditures Increase”).  On January 26, 2010, the lenders under the Credit Agreement consented to such Capital Expenditures Increase provided (a) no Default or Event of Default (as defined in the Credit Agreement) has occurred and is continuing as of the date of such consent, at the time of making or becoming legally obligated to make any such Capital Expenditures, or as a result of making or becoming legally obligated to make any such Capital Expenditures; (b) the aggregate amount of Capital Expenditures does not exceed $20.0 million for the fiscal year ending December 31, 2010; (c) such Capital Expenditures Increase is only for the fiscal year ending December 31, 2010; and (d) the Borrowers pay a work fee of $5,000 for each such consenting lender.  The consent is filed hereto as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 9.01.                           Financial Statements and Exhibits

(d)                                   Exhibit

10.1                            Consent Regarding Capital Expenditure Limit for 2010 Fiscal Year, dated as of January 26, 2010, among Global Operating LLC, Global Companies LLC, Global Montello Group Corp., Glen Hes Corp. and Chelsea Sandwich LLC, as borrowers, Global Partners LP, Global GP LLC and Global Energy Marketing LLC, as guarantors, each lender from time to time party to the Credit Agreement, and Bank of America, N.A., as Administrative Agent and L/C Issuer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL PARTNERS LP
	By:	Global GP LLC,
its general partner

Dated: January 29, 2010		By:	/s/ Edward J. Faneuil
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1

Consent Regarding Capital Expenditure Limit for 2010 Fiscal Year, dated as of January 26, 2010, among Global Operating LLC, Global Companies LLC, Global Montello Group Corp., Glen Hes Corp. and Chelsea Sandwich LLC, as borrowers, Global Partners LP, Global GP LLC and Global Energy Marketing LLC, as guarantors, each lender from time to time party to the Credit Agreement, and Bank of America, N.A., as Administrative Agent and L/C Issuer